UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 20, 2007


                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE              File No. 1-8989            13-3286161
            --------              ---------------            ----------
         (State or Other         (Commission File          (IRS Employer
         Jurisdiction of              Number)              Identification
         Incorporation)                                       Number)

                  383 Madison Avenue, New York, New York 10179
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (212) 272-2000
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
            ----------------------------------------------

On December 20, 2007, The Bear Stearns Companies Inc. (the "Registrant") issued a press release announcing financial results for its quarter ended and fiscal year ended November 30, 2007.


Item 8.01.  Other Events.
            -------------

An update on the Company's collateralized debt obligations (or "CDO's") and subprime related exposures is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The Board of Directors of the Registrant declared a regular quarterly cash dividend of 32 cents per share on the outstanding shares of common stock payable January 25, 2008 to stockholders of record on January 15, 2008. Also, the Board of Directors of the Registrant declared regular quarterly cash dividends on the outstanding shares of Preferred Stock, Series E, F & G, all payable January 15, 2008 to stockholders of record on December 31, 2007.



A copy of the press release is filed as Exhibit 99.2 to this Form 8-K and by this reference incorporated herein and made a part hereof.

This information shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.


Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------


(c)   Exhibit:

            (99.1)     Risk Exposure Chart

            (99.2)     Press Release, dated December 20, 2007.

                                  Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE BEAR STEARNS COMPANIES INC.




                                    By:  /s/ Jeffrey M. Farber
                                        --------------------------------
                                        Jeffrey M. Farber
                                        Senior Vice President - Finance
                                        and Controller
                                        (Principal Accounting Officer)


Dated:   December 21, 2007

                       THE BEAR STEARNS COMPANIES INC.

                                   FORM 8-K

                                CURRENT REPORT


                                EXHIBIT INDEX
                                -------------


Exhibit No.           Description
-----------           -----------

(99.1)                Risk Exposure Chart

(99.2)                Press Release, dated December 20, 2007.